Consent of Independent Registered Public Accounting Firm

We consent to the incorporation by reference in this Registration Statement (No. 333-182417) on Form N-1A of Affinity World Leaders Equity ETF, a separate series of Two Roads Shared Trust, of our report dated December 27, 2019, relating to the financial statements and financial highlights, appearing in the October 31, 2019 Annual Report to Shareholders and incorporated by reference into the Registration Statement.

We also consent to the reference to our firm under the headings “Fund Service Providers”, "Financial Highlights", “Independent Registered Public Accounting Firm” and “Policies and Procedures for Disclosure of Portfolio Holdings” in such Registration Statement.

/s/ RSM US LLP

Denver, Colorado

February 27, 2020

Consent of Independent Registered Public Accounting Firm

We consent to the incorporation by reference in this Registration Statement (No. 333-182417) on Form N-1A of Anfield Universal Fixed Income Fund, a separate series of Two Roads Shared Trust, of our report dated December 27, 2019, relating to the financial statements and financial highlights, appearing in the October 31, 2019 Annual Report to Shareholders and incorporated by reference into the Registration Statement.

We also consent to the reference to our firm under the headings "Financial Highlights", “Independent Registered Public Accounting Firm” and “Policies and Procedures for Disclosure of Portfolio Holdings” in such Registration Statement.

/s/ RSM US LLP

Denver, Colorado

February 27, 2020

Consent of Independent Registered Public Accounting Firm

We consent to the incorporation by reference in this Registration Statement (No. 333-182417) on Form N-1A of Recurrent MLP & Infrastructure Fund, a separate series of Two Roads Shared Trust, of our report dated December 27, 2019, relating to the financial statements and financial highlights, appearing in the October 31, 2019 Annual Report to Shareholders and incorporated by reference into the Registration Statement.

We also consent to the reference to our firm under the headings "Financial Highlights", “Independent Registered Public Accounting Firm” and “Portfolio Holdings Information” in such Registration Statement.

/s/ RSM US LLP

Denver, Colorado

February 27, 2020

Consent of Independent Registered Public Accounting Firm

We consent to the incorporation by reference in this Registration Statement (No. 333-182417) on Form N-1A of Superfund Managed Futures Strategy Fund, a separate series of Two Roads Shared Trust, of our report dated December 27, 2019, relating to the consolidated financial statements and consolidated financial highlights, appearing in the October 31, 2019 Annual Report to Shareholders and incorporated by reference into the Registration Statement.

We also consent to the reference to our firm under the headings "Consolidated Financial Highlights", “Independent Registered Public Accounting Firm” and “Policies and Procedures for Disclosure of Portfolio Holdings” in such Registration Statement.

/s/ RSM US LLP

Denver, Colorado

February 27, 2020

Consent of Independent Registered Public Accounting Firm

We consent to the incorporation by reference in this Registration Statement (No. 333-182417) on Form N-1A of Wealthfront Risk Parity Fund, a separate series of Two Roads Shared Trust, of our report dated December 27, 2019, relating to the financial statements and financial highlights, appearing in the October 31, 2019 Annual Report to Shareholders and incorporated by reference into the Registration Statement.

We also consent to the reference to our firm under the headings "Financial Highlights", “Independent Registered Public Accounting Firm” and “Policies and Procedures for Disclosure of Portfolio Holdings” in such Registration Statement.

/s/ RSM US LLP

Denver, Colorado

February 27, 2020